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Exhibit 10.01

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT (this "Amendment"), dated as of March 29, 2002, is entered into among WELLPOINT HEALTH NETWORKS INC., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto (the "Lenders"), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and JPMORGAN, a division of Chase Securities Inc., as syndication agent (in such capacity, the "Syndication Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

W I T N E S S E T H

        WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent entered into that certain Credit Agreement dated as of March 30, 2001 (the "Existing Credit Agreement"); and

        WHEREAS, the Borrower has requested to extend the Commitment Termination Date for an additional 364 day period, and certain Lenders party to the Existing Credit Agreement have agreed to extend their respective Commitments and amend the Existing Credit Agreement in accordance with such request and as provided herein.

        NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

        SUBPART 1.1    Certain Definitions.    Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

        "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

        "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

        SUBPART 1.2    Other Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

        SUBPART 2.1    Amendments to Section 1.01.    Section 1.01 of the Credit Agreement is hereby amended in the following respects:

          (a)  The definition of "Commitment Termination Date" is hereby amended in its entirety to read as follows:

          "Commitment Termination Date" shall mean the date 364 days following March 29, 2002.

          (b)  The definition of "Maturity Date" is hereby amended in its entirety to read as follows:

          "Maturity Date" shall mean the date 364 days following the Commitment Termination Date.

        SUBPART 2.2    Amendments to Schedule 2.01.    Schedule 2.01 of the Existing Credit Agreement is hereby replaced with Schedule 2.01 attached hereto.

PART 3
CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1    Amendment No. 1 Effective Date 1.    This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

        SUBPART 3.2    Execution of Counterparts of Amendment.    The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Lenders, the Administrative Agent and the Syndication Agent.

        SUBPART 3.4    Fees and Expenses.    The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen, counsel to the Administrative Agent.

        SUBPART 3.5    Other Items.    The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART 4
MISCELLANEOUS

        SUBPART 4.1    Representations and Warranties.    Each of the Borrower and the Guarantors hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement and (b) the representations and warranties set forth in Section 3 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

        SUBPART 4.2    Reaffirmation of obligations.    The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement.

        SUBPART 4.3    Cross-References.    References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

        SUBPART 4.4    Instrument Pursuant to Existing Credit Agreement.    This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

        SUBPART 4.5    References in Other Credit Documents.    At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        SUBPART 4.6    Counterparts/Telecopy.    This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

        SUBPART 4.7    Governing Law.    THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

        SUBPART 4.8    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART 4.9    General.    Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Credit Agreement as of the date first above written.

BORROWER:	WELLPOINT HEALTH NETWORKS INC., a Delaware corporation

	By:	/s/ R. DAVID KRETSCHMER

	Name:	R. David Kretschmer
	Title:	V.P., Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ JOSEPH L. CORAH

	Name:	Joseph L. Corah
	Title:	Principal

SYNDICATION AGENT:	JPMORGAN, a division of Chase Securities, Inc.

	By:	/s/ ANDREW BRODE

	Name:	Andrew Brode
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ JOSEPH L. CORAH

	Name:	Joseph L. Corah
	Title:	Principal

[signature pages continue]

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:	/s/ VICENTE L. TIMIRAOS

Name:	Vicente L. Timiraos
Title:	Joint General Manager

[signature pages continue]

BANK ONE, N.A.

By:	/s/ VINCENT K. KELLY

Name:	Vincent K. Kelly
Title:	Managing Director

[signature pages continue]

JP MORGAN CHASE BANK

By:	/s/ DAWN LEE LUM

Name:	Dawn Lee Lum
Title:	Vice President

[signature pages continue]

CITICORP USA, INC.

By:	/s/ STEPHEN P. ZWICK

Name:	Stephen P. Zwick
Title:	VP

[signature pages continue]

MELLON BANK, N.A.

By:	/s/ MARSHA WICKER

Name:	Marsha Wicker
Title:	VP

[signature pages continue]

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:	/s/ WILLIAM S. LUTKINS

Name:	William S. Lutkins
Title:	Director

By:	/s/ ROBERT N. FINNEY

Name:	Robert N. Finney
Title:	Managing Director

[signature pages continue]

THE BANK OF NEW YORK

By:	/s/ REBECCA K. LEVINE

Name:	Rebecca K. Levine
Title:	Vice President

[signature pages continue]

SUNTRUST BANK

By:	/s/ W. BROOKS HUBBARD

Name:	W. Brooks Hubbard
Title:	Vice President

[signature pages continue]

UBS AG, STAMFORD BRANCH

By:	/s/ WILFRED V. SAINT

Name:	Wilfred V. Saint
Title:	Associate Director

By:	/s/ JUAN ZUNIGA

Name:	Juan Zuniga
Title:	Associate Director

[signature pages continue]

DEUTSCHE BANK AG New York and/or Cayman Islands Branches

By:	/s/ SCOTTYE D. LINDSEY

Name:	Scottye D. Lindsey
Title:	Vice President

By:	/s/ MARGUERITE SUTTON

Name:	Marguerite Sutton
Title:	Vice President

[signature pages continue]

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ FRANCIS J. CHANG

Name:	Francis J. Chang
Title:	Vice President

[signature pages continue]

WACHOVIA BANK, N.A.

By:	/s/ DANIEL J. NORTON

Name:	Daniel J. Norton
Title:	Director

[signature pages continue]

KBC BANK, N.V.

By:	/s/ ROBERT SNAUFFER

Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ RAYMOND F. MURRAY

Name:	Raymond F. Murray
Title:	First Vice President

[signature pages continue]

FLEET NATIONAL BANK

By:	/s/ GORDON B. COUGHLIN

Name:	Gordon B. Coughlin
Title:	Vice President

[signature pages continue]

BNP PARIBAS

By:	/s/ C. BETTLES

Name:	C. Bettles
Title:	Managing Director

By:	/s/ JANICE S.H. HO

Name:	Janice S. H. Ho
Title:	Director

[signature pages continue]

THE SUMITOMO BANK, LIMITED

By:	/s/ AL GALLUZZO

Name:	Al Galluzzo
Title:	Senior Vice President

[signature pages continue]

SOCIETE GENERALE

By:	/s/ RICHARD BERNAL

Name:	Richard Bernal
Title:	Director, Corporate Banking

[signature pages continue]

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ BERNARD WEYMULLER

Name:	Bernard Weymuller
Title:	Senior Vice President

[signature pages continue]

BANCA DI ROMA

By:	/s/ LUCA BALESTRA

Name:	Luca Balestra (#25050)
Title:	Senior Vice President and Manager

By:	/s/ RICHARD G. DIETZ

Name:	Richard G. Dietz (#97271)
Title:	Vice President

[signature pages continue]

SCHEDULE 2.01
COMMITMENTS
(364-Day Credit Agreement)

Lender	Commitment Amount	Commitment Percentage
Bank of America, N.A.	$20,625,000	8.250000000%
The Chase Manhattan Bank	$20,625,000	8.250000000%
The Industrial Bank of Japan, Limited	$15,000,000	6.000000000%
Bank One, N.A.	$15,000,000	6.000000000%
Citicorp USA, Inc.	$15,000,000	6.000000000%
Mellon Bank, N.A.	$12,500,000	5.000000000%
Credit Suisse First Boston	$12,500,000	5.000000000%
The Bank of New York	$12,500,000	5.000000000%
SunTrust Bank	$12,500,000	5.000000000%
UBS AG, Stamford Branch	$12,500,000	5.000000000%
Deutsche Bank AG	$12,500,000	5.000000000%
Lehman Commercial Paper Inc.	$12,500,000	5.000000000%
Wachovia Bank, N.A.	$12,500,000	5.000000000%
KBC Bank, N.V.	$12,500,000	5.000000000%
Fleet National Bank	$10,625,000	4.250000000%
BNP Paribas	$10,625,000	4.250000000%
The Sumitomo Bank, Limited	$8,750,000	3.500000000%
Societe Generale	$8,750,000	3.500000000%
Credit Lyonnais New York Branch	$6,250,000	2.500000000%
Banca Di Roma	$6,250,000	2.500000000%

Total:	$250,000,000.00	100.000000000%

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FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT